                                                                    Exhibit 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date                  4/30/00
                                                                                            Determination Date               5/10/00
                                                                                            Distribution Date                5/15/00



I.     All Payments on the Contracts                                                                                  12,273,876.89
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                               523,001.03
III.   Repurchased Contracts                                                                                                   0.00
IV.    Investment Earnings on Collection Account                                                                               0.00
V.     Servicer Monthly Advances                                                                                         278,923.21
VI.    Distribution from the Reserve Account                                                                                   0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                                98,089.18
VIII.  Transfers to the Pay-Ahead Account                                                                               (117,115.56)

IX.    Less:  Investment Earnings distributions                                                                                0.00
       (a)  To Sellers with respect to the Collection Account                                                                  0.00
       (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $13,056,774.75
                                                                                                            =======================


DISTRIBUTION AMOUNTS                                             Cost per $1000
--------------------------------------------                 -----------------------

1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
          Aggregate Class A-1 Note Distribution                     0.00000000                                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
          Aggregate Class A-2 Note Distribution                     0.00000000                                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
          Aggregate Class A-3 Note Distribution                     0.00000000                                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
          Aggregate Class A-4 Note Distribution                     0.00000000                                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
          Aggregate Class A-5 Note Distribution                     0.00000000                                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                   307,874.39
     (b)  Class A-6 Note Principal Distribution                                               10,407,330.66
          Aggregate Class A-6 Note Distribution                   121.76369380                                        10,715,205.05

7.   (a)  Class A-7 Note Interest Distribution                                                   291,650.00
     (b)  Class A-7 Note Principal Distribution                                                        0.00
          Aggregate Class A-7 Note Distribution                     5.11666667                                           291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                   441,291.67
     (b)  Class A-8 Note Principal Distribution                                                        0.00
          Aggregate Class A-8 Note Distribution                     5.19166667                                           441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
     (b)  Class A-9 Note Principal Distribution                                                        0.00
          Aggregate Class A-9 Note Distribution                     5.26666667                                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                  345,041.67
     (b)  Class A-10 Note Principal Distribution                                                       0.00
          Aggregate Class A-10 Note Distribution                    5.30833333                                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                              244,679.31
     (b)  Class B Certificate Principal Distribution                                                   0.00
          Aggregate Class B Certificate Distribution                5.45000000                                           244,679.31

12.  Servicer Payment

     (a)  Servicing Fee                                                                          155,485.14
     (b)  Reimbursement of prior Monthly Advances                                                246,499.81
             Total Servicer Payment                                                                                      401,984.95

13.  Deposits to the Reserve Account                                                                                     295,655.44

Total Distribution Amount                                                                                            $13,056,774.75
                                                                                                                  =================

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                             37,932.59
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                 257,722.85
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                         5,621.01
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)             38,190.43
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                    $339,466.88
                                                                                                                  =================

                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
       (a) Class A-1 Notes    @            5.598%                                                      0.00
       (b) Class A-2 Notes    @            5.852%                                                      0.00
       (c) Class A-3 Notes    @            5.919%                                                      0.00
       (d) Class A-4 Notes    @            6.020%                                                      0.00
       (e) Class A-5 Notes    @            6.050%                                                      0.00
       (f) Class A-6 Notes    @            6.130%                                                307,874.39
       (g) Class A-7 Notes    @            6.140%                                                291,650.00
       (h) Class A-8 Notes    @            6.230%                                                441,291.67
       (i) Class A-9 Notes    @            6.320%                                                321,266.67
       (j) Class A-10 Notes   @            6.370%                                                345,041.67
                    Aggregate Interest on Notes                                                                        1,707,124.39
       (k) Class B Certificates @          6.540%                                                                        244,679.31

2.   Remaining Interest Shortfall
       (a) Class A-1 Notes                                                                             0.00
       (b) Class A-2 Notes                                                                             0.00
       (c) Class A-3 Notes                                                                             0.00
       (d) Class A-4 Notes                                                                             0.00
       (e) Class A-5 Notes                                                                             0.00
       (f) Class A-6 Notes                                                                             0.00
       (g) Class A-7 Notes                                                                             0.00
       (h) Class A-8 Notes                                                                             0.00
       (i) Class A-9 Notes                                                                             0.00
       (j) Class A-10 Notes                                                                            0.00
       (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                              Cost per $1000
                                                              ---------------------
       (a) Class A-1 Notes                                          0.00000000                         0.00
       (b) Class A-2 Notes                                          0.00000000                         0.00
       (c) Class A-3 Notes                                          0.00000000                         0.00
       (d) Class A-4 Notes                                          0.00000000                         0.00
       (e) Class A-5 Notes                                          0.00000000                         0.00
       (f) Class A-6 Notes                                          3.49857266                   307,874.39
       (g) Class A-7 Notes                                          5.11666667                   291,650.00
       (h) Class A-8 Notes                                          5.19166667                   441,291.67
       (i) Class A-9 Notes                                          5.26666667                   321,266.67
       (j) Class A-10 Notes                                         5.30833333                   345,041.67
                    Total Aggregate Interest on Notes                                                                  1,707,124.39
       (k) Class B Certificates                                     5.45000000                                           244,679.31

                 PRINCIPAL
--------------------------------------------
                                                                        No. of Contracts
                                                                    -----------------------
1.   Amount of Stated Principal Collected                                                      3,609,130.55
2.   Amount of Principal Prepayment Collected                                315               5,870,004.43
3.   Amount of Liquidated Contract                                            27                 928,195.68
4.   Amount of Repurchased Contract                                           0                        0.00

     Total Formula Principal Distribution Amount                                                                      10,407,330.66

5.   Principal Balance before giving effect to Principal Distribution                     Pool Factor
                                                                                          -----------
       (a) Class A-1 Notes                                                                 0.0000000                           0.00
       (b) Class A-2 Notes                                                                 0.0000000                           0.00
       (c) Class A-3 Notes                                                                 0.0000000                           0.00
       (d) Class A-4 Notes                                                                 0.0000000                           0.00

       (e) Class A-5 Notes                                                                 0.0000000                           0.00
       (f) Class A-6 Notes                                                                 0.6848756                  60,269,049.47
       (g) Class A-7 Notes                                                                 1.0000000                  57,000,000.00
       (h) Class A-8 Notes                                                                 1.0000000                  85,000,000.00
       (i) Class A-9 Notes                                                                 1.0000000                  61,000,000.00
       (j) Class A-10 Notes                                                                1.0000000                  65,000,000.00
       (k) Class B Certificates                                                            1.0000000                  44,895,285.54

6.   Remaining Principal Shortfall
       (a) Class A-1 Notes                                                                                                     0.00
       (b) Class A-2 Notes                                                                                                     0.00
       (c) Class A-3 Notes                                                                                                     0.00
       (d) Class A-4 Notes                                                                                                     0.00
       (e) Class A-5 Notes                                                                                                     0.00
       (f) Class A-6 Notes                                                                                                     0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
       (i) Class A-9 Notes                                                                                                     0.00
       (j) Class A-10 Notes                                                                                                    0.00
       (k) Class B Certificates                                                                                                0.00

7.   Principal Distribution                                                Cost per $1000
                                                                        --------------------
       (a) Class A-1 Notes                                                    0.00000000                                       0.00
       (b) Class A-2 Notes                                                    0.00000000                                       0.00
       (c) Class A-3 Notes                                                    0.00000000                                       0.00
       (d) Class A-4 Notes                                                    0.00000000                                       0.00
       (e) Class A-5 Notes                                                    0.00000000                                       0.00
       (f) Class A-6 Notes                                                  118.26512114                              10,407,330.66
       (g) Class A-7 Notes                                                    0.00000000                                       0.00
       (h) Class A-8 Notes                                                    0.00000000                                       0.00
       (i) Class A-9 Notes                                                    0.00000000                                       0.00
       (j) Class A-10 Notes                                                   0.00000000                                       0.00
       (k) Class B Certificates                                               0.00000000                                       0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
       (a) Class A-1 Notes                                                                        0.0000000                     0.00
       (b) Class A-2 Notes                                                                        0.0000000                     0.00
       (c) Class A-3 Notes                                                                        0.0000000                     0.00
       (d) Class A-4 Notes                                                                        0.0000000                     0.00
       (e) Class A-5 Notes                                                                        0.0000000                     0.00
       (f) Class A-6 Notes                                                                        0.5666104            49,861,718.81
       (g) Class A-7 Notes                                                                        1.0000000            57,000,000.00
       (h) Class A-8 Notes                                                                        1.0000000            85,000,000.00
       (i) Class A-9 Notes                                                                        1.0000000            61,000,000.00
       (j) Class A-10 Notes                                                                       1.0000000            65,000,000.00
       (k) Class B Certificates                                                                   1.0000000            44,895,285.54

                 POOL DATA
--------------------------------------------                                                             Aggregate
                                                                             No. of Contracts        Principal Balance
                                                                             ----------------        -----------------
1.   Pool Stated Principal Balance as of                   4/30/00                13,588              362,757,004.35

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                       108                  2,364,599.97       0.652%
              (b) 60-89 Days                                                        36                  1,267,493.94       0.349%
              (c) 90-119 Days                                                       25                    967,415.55       0.267%
              (d) 120 Days +                                                        76                  2,132,431.81       0.588%

3.   Contracts Repossessed during the Due Period                                     7                    219,567.32

4.   Current Repossession Inventory                                                 21                    845,090.74

5.   Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables                     27                    928,195.68
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                          523,001.03
                                                                                              ----------------------
     Total Aggregate Net Losses for the preceding Collection Period                                                      405,194.65

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,489,849.16

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            693                                 10,409,223.29

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.234%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               102.460

             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                1.473%
    (b)  Delinquency Percentage Trigger in effect ?                                     NO

2.  (a)  Average Net Loss Ratio                                        0.064%
    (b)  Net Loss Ratio Trigger in effect ?                                             NO
    (c)  Net Loss Ratio (using ending Pool Balance)                    0.101%

3.  (a)  Servicer Replacement Percentage                               0.086%
    (b)  Servicer Replacement Trigger in effect ?                                       NO

               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              155,485.14

2.   Servicer Advances                                                                                                   278,923.21

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                      295,655.44
     (c)  Investment Earnings in the Reserve Account                                            43,811.44
     (d)  Distribution from the Reserve Account                                               (339,466.88)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       377,178.31
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                        117,115.56
     (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                       (98,089.18)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        396,204.69